Exhibit 99.2

EALTY TRUST—Q220SUPPLEMENTAL REPFORMATIO

TECOVAS
110
WESTERN GOODS
TECOVAS

Q2 2022

SUPPLEMENTAL REPORTING INFORMATION

ACADIA REALTY TRUST

REALTY TRUST

Table of Contents		Supplemental Report – June 30, 2022

Section I – Second Quarter 2022 Earnings Press Release
Section II – Financial Information		Section III – Core Portfolio Information

Company Information	3	Core Properties	27
Market Capitalization	4	Core Top Tenants	31
Operating Statements		Core Lease Expirations	32
Consolidated Income Statements	5	Core New and Renewal Rent Spreads	33
Income Statement - Pro-rata Adjustments	7	Core Capital Expenditures	34
Consolidated Balance Sheet	8
Balance Sheet - Pro-rata Adjustments	9
Funds from Operations (“FFO”), Adjusted FFO (“AFFO”)	11	Section IV – Fund Information
EBITDA	12
Same Property Net Operating Income	13	Fund Overview	35
Fee Income	14	Fund Properties	36
Structured Financing	15	Fund Lease Expirations	39
Other Information		Development and Redevelopment Activity	40
Transactional Activity	16
2022 Guidance	18
Net Asset Valuation Information	19
Selected Financial Ratios	20	Section V – Other Information
Debt Analysis
Summary	22	Important Notes	42
Detail	23
Maturities	25

Visit www.acadiarealty.com for additional investor and portfolio information

Supplemental Report – June 30, 2022		Company Information

Acadia Realty Trust is a fully-integrated equity real estate investment trust, focused on the ownership, acquisition, redevelopment and management of high-quality retail properties located in key street and urban retail corridors as well as suburban locations within high-barrier-to-entry, densely-populated metropolitan areas. Acadia owns, or has an ownership interest in, these properties through its Core Portfolio and through a series of opportunistic/value-add investment funds. Additional information may be found on the Company’s website at www.acadiarealty.com.

Contact Information

	Corporate Headquarters	Investor Relations	New York Stock Exchange
	411 Theodore Fremd Avenue	Jennifer Han	Symbol AKR
	Suite 300	Assistant Controller
	Rye, NY 10580	(914) 288-8100
investorrelations@acadiarealty.com

Analyst Coverage

	Bank of America / Merrill Lynch	Citigroup - Global Markets	KeyBanc Capital Markets, Inc.
	Craig Schmidt - (646) 855-3640	Michael Bilerman - (212) 816-1383	Todd Thomas - (917) 368-2286
	craig.schmidt@bofa.com	michael.bilerman@citi.com	tthomas@key.com

	Green Street Advisors	Compass Point Research & Trading	J.P. Morgan Securities, Inc.
	Paulina Rojas Schmidt - (949) 640-8780	Floris van Dijkum - (646) 757-2621	Michael W. Mueller, CFA - (212) 622-6689
	projasschmidt@greenstreet.com	fvandijkum@compasspointllc.com	michael.w.mueller@jpmorgan.com

	Jefferies	Truist
	Linda Tsai - (212) 778-8011	Ki Bin Kim, CFA - (212) 303-4124
	ltsai@jefferies.com	kibin.kim@truist.com

3

Market Capitalization
Supplemental Report – June 30, 2022	(Including pro-rata share of Fund debt, in thousands)

					Changes in Total Outstanding Common				Weighted Average
	Total Market			Capitalization	Shares and OP Units (in thousands)				Diluted EPS		FFO
	Capitalization ($)%			Based on Net Debt [1]		Common Shares	Common OP Units	Total	Quarter	YTD	Quarter	YTD
Equity Capitalization
Common Shares	94,929				Balance at 12/31/2021	89,304	5,059	94,363
Common Operating Partnership ("OP") Units	5,316				ATM issuance	5,151	—	5,151
Combined Common Shares and OP Units	100,245				Vesting RS and LTIPs	11	279	290
					OP Conversions	36	(36)	—
Share Price at June 30, 2022	$15.62				Other	6	—	6
					Balance at 3/31/2022	94,508	5,302	99,810	93,310	93,310	99,103	99,103
Equity Capitalization - Common Shares and OP Units	$1,565,827				ATM issuance	375	—	375
Preferred OP Units	7,257	[2]			Vesting RS and LTIPs	34	30	64
Total Equity Capitalization	1,573,084		54%	55%	OP Conversions	16	(16)	—
					Other	(4)	—	(4)
Debt Capitalization					Balance at 6/30/2022	94,929	5,316	100,245	94,945	94,120	100,281	99,898
Consolidated debt	1,822,801
Adjustment to reflect pro-rata share of debt	(504,650)
Total Debt Capitalization	1,318,151		46%	45%

Total Market Capitalization	$2,891,235		100%	100%

__________

1.
Reflects debt net of Core Portfolio cash of $12,224 and pro-rata share of Funds cash of $5,830 for total cash netted against debt of $18,054.
2.
Represents 188 Series A and 126,593 Series C Preferred OP Units convertible into 25,067 and 439,556 Common OP Units, respectively, multiplied by the Common Share price at quarter end.

4

Consolidated Income Statement
Supplemental Report – June 30, 2022	(in thousands)

	June 30, 2022 [1]
CONSOLIDATED INCOME STATEMENT	Quarter	Year to Date
Revenues
Rental income	$80,559	$160,026
Other	3,700	5,740
Total revenues	84,259	165,766
Operating expenses
Depreciation and amortization	34,971	68,684
General and administrative	10,661	22,598
Real estate taxes	11,628	22,908
Property operating	13,567	26,917
Total operating expenses	70,827	141,107

Gain on disposition of properties	12,216	41,031
Operating income	25,648	65,690
Equity in earnings of unconsolidated affiliates	1,280	4,410
Interest and other income	2,961	5,896
Realized and unrealized holding losses on investments and other	(26,283)	(10,553)
Interest expense	(19,222)	(37,147)
(Loss) income from continuing operations before income taxes	(15,616)	28,296
Income tax provision	(209)	(24)
Net (loss) income	(15,825)	28,272
Net loss (income) attributable to noncontrolling interests	15,451	(11,808)
Net (loss) income attributable to Acadia	$(374)	$16,464

5

Income Statement - Detail
Supplemental Report – June 30, 2022	(in thousands)

	June 30, 2022 [1]
CORE PORTFOLIO AND FUND INCOME	Quarter	Year to Date
PROPERTY REVENUES
Minimum rents	$61,650	$120,389
Percentage rents	720	1,452
Expense reimbursements - CAM	6,863	13,668
Expense reimbursements - Taxes	8,620	16,435
Other property income	577	1,243
Total Property Revenues	78,430	153,187

PROPERTY EXPENSES
Property operating - CAM	10,107	21,007
Other property operating (Non-CAM)	3,298	5,594
Real estate taxes	11,628	22,908
Total Property Expenses	25,033	49,509

NET OPERATING INCOME - PROPERTIES	53,397	103,678

OTHER INCOME (EXPENSE)
Interest income	2,961	5,896
Straight-line rent income (expense)	1,577	6,004
Above/below-market rent income (expense)	2,655	4,169
Interest expense [2]	(18,047)	(34,655)
Amortization of finance costs	(1,112)	(2,367)
Above/below-market interest income (expense)	26	52
Asset and property management income (expense)	(175)	(337)
Other income (expense)	1,450	2,046
Finance lease interest expense	(89)	(177)
CORE PORTFOLIO AND FUND INCOME	42,643	84,309

FEE AND OTHER INCOME
Asset and property management fees	194	363
Net promote and other transactional income	—	1,473
Realized and unrealized holding losses on investments and other	(26,383)	(13,288)
Transactional fees [3]	66	117
Income tax (provision) benefit	(209)	(24)
Total Fee and Other Income (Loss)	(26,332)	(11,359)

General and Administrative	(10,661)	(20,576)

Depreciation and amortization	(34,864)	(68,487)
Non-real estate depreciation and amortization	(107)	(197)
Gain on change of control and other	—	(859)
Gain on disposition of properties	12,216	41,031
Income (Loss) before equity in earnings and noncontrolling interests	(17,105)	23,862

Equity in earnings of unconsolidated affiliates	1,280	4,410
Noncontrolling interests	15,451	(11,808)

NET (LOSS) INCOME ATTRIBUTABLE TO ACADIA	$(374)	$16,464

6

Income Statement – Pro Rata Adjustments
Supplemental Report – June 30, 2022	(in thousands)

	Quarter Ended June 30, 2022		Year to Date June 30, 2022
CORE PORTFOLIO AND FUND INCOME	Noncontrolling Interest in Consolidated Subsidiaries [4]	Company’s Interest in Unconsolidated Subsidiaries [5]	Noncontrolling Interest in Consolidated Subsidiaries [5]	Company’s Interest in Unconsolidated Subsidiaries [6]
PROPERTY REVENUES
Minimum rents	$(24,716)	$11,862	$(47,853)	$21,478
Percentage rents	(179)	64	(642)	304
Expense reimbursements - CAM	(3,339)	1,279	(6,678)	2,761
Expense reimbursements - Taxes	(2,774)	2,426	(4,951)	4,414
Other property income	(250)	85	(597)	140
Total Property Revenues	(31,258)	15,716	(60,721)	29,097

PROPERTY EXPENSES
Property operating - CAM	(4,794)	1,274	(9,868)	2,655
Other property operating (Non-CAM)	(1,030)	226	(1,657)	472
Real estate taxes	(4,251)	2,996	(7,869)	5,281
Total Property Expenses	(10,075)	4,496	(19,394)	8,408
NET OPERATING INCOME - PROPERTIES	(21,183)	11,220	(41,327)	20,689

OTHER INCOME (EXPENSE)
Interest income	(5)	7	(5)	7
Straight-line rent income (expense)	(1,107)	450	(3,115)	738
Above/below-market rent income (expense)	(495)	1,023	(841)	1,820
Interest expense [2]	9,186	(3,169)	17,602	(5,833)
Amortization of finance costs	628	(284)	1,317	(525)
Above/below-market interest income (expense)	—	21	—	42
Asset and property management income (expense)	383	(470)	715	(837)
Other income (expense)	(476)	(270)	(965)	35
Finance lease interest expense	65	—	129	—
CORE PORTFOLIO AND FUND INCOME	(13,004)	8,528	(26,490)	16,136

FEE AND OTHER INCOME
Asset and property management fees	2,512	137	5,153	301
Net promote and other transactional income	—	—	—	—
Realized and unrealized holding losses on investments and other	17,641	—	8,256	—
Transactional fees [3]	1,403	241	2,830	339
Income tax (provision) benefit	73	(7)	125	(10)
Total Fee and Other Income (Loss)	21,629	371	16,364	630

General and Administrative	410	(179)	924	(313)
Depreciation and amortization	15,707	(7,440)	29,620	(12,043)
Non-real estate depreciation and amortization	—	—	—	—
Gain on change of control and other	—	—	—	—
Gain (loss) on disposition of properties	(9,255)	—	(31,192)	—
Income (Loss) before equity in earnings and noncontrolling interests	15,487	1,280	(10,774)	4,410

Equity in earnings of unconsolidated affiliates	—	—	—	—
Noncontrolling interests [6]	(36)	—	(1,034)	—

NET INCOME (LOSS) ATTRIBUTABLE TO ACADIA	$15,451	$1,280	$(11,808)	$4,410

7

Balance Sheet
Supplemental Report – June 30, 2022	(in thousands)

ASSETS	Consolidated Balance Sheet	Line Item Details:
Real estate
Land	$845,022	The components of Real estate under development, at cost are as follows:
Buildings and improvements	3,249,519	Core	$53,113
Construction in progress	12,494	Fund II	35,970
Right-of-use assets - finance leases	25,086	Fund III	24,898
	4,132,121	Fund IV	89,055
Less: Accumulated depreciation and amortization	(690,945)	Total	$203,036
Total	3,441,176
Real estate under development	203,036	Summary of other assets, net:
Operating real estate, net	3,644,212	Deferred charges, net	$27,312
Notes receivable, net	137,306	Accrued interest receivable	18,859
Investments in and advances to unconsolidated affiliates	333,529	Due from seller	3,036
Lease intangibles, net	119,785	Prepaid expenses	14,960
Other assets, net	84,647	Other receivables	2,165
Right-of-use assets - operating leases, net	39,024	Income taxes receivable	2,244
Cash and cash equivalents	23,921	Corporate assets, net	1,466
Restricted cash	11,023	Deposits	507
Straight-line rents receivable, net	32,330	Derivative financial instruments	14,098
Rents receivable, net	13,107	Total	$84,647
Total Assets	$4,438,884

LIABILITIES AND SHAREHOLDERS' EQUITY
Mortgage and other notes payable, net	$1,104,355
Unsecured notes payable, net	613,384	Summary of accounts payable and other liabilities:
Unsecured line of credit	96,487	Lease liability - finance leases, net	$6,814
Accounts payable and other liabilities	113,325	Accounts payable and accrued expenses	55,999
Lease liability - operating leases, net	37,030	Deferred income	34,119
Dividends and distributions payable	18,398	Tenant security deposits, escrow and other	14,811
Lease intangibles, net	83,769	Derivative financial instruments	1,582
Distributions in excess of income from, and investments in, unconsolidated affiliates	8,918	Total	$113,325
Total liabilities	2,075,666
Shareholders' Equity
Common shares	95
Additional paid-in capital	1,895,556
Accumulated other comprehensive income (loss)	11,240
Distributions in excess of accumulated earnings	(214,279)
Total Acadia shareholders’ equity	1,692,612
Noncontrolling interests	670,606
Total equity	2,363,218
Total liabilities and equity	$4,438,884

8

Balance Sheet – Pro-rata Adjustments[7]
Supplemental Report – June 30, 2022	(in thousands)

ASSETS	Noncontrolling Interest in Consolidated Subsidiaries [5]	Company’s Interest in Unconsolidated Subsidiaries [6]
Real estate
Land	$(174,013)	$74,274
Buildings and improvements	(915,202)	294,003
Construction in progress	(4,197)	494
Right-of-use assets - finance leases	(3,512)	22,518
	(1,096,924)	391,289
Less: Accumulated depreciation and amortization	126,969	(65,451)
Total	(969,955)	325,838
Real estate under development	(109,564)	9,686
Operating real estate, net	(1,079,519)	335,524
Notes receivable, net	—	—
Investments in and advances to unconsolidated affiliates	(143,914)	(140,105)
Lease intangibles, net	(40,183)	8,835
Other assets, net	5,421	6,312
Right-of-use assets - operating leases, net	(2,182)	—
Cash and cash equivalents	(13,097)	7,230
Restricted cash	(8,000)	4,966
Straight-line rents receivable, net	(7,802)	4,894
Rents receivable, net	(4,746)	1,776
Total Assets	$(1,294,022)	$229,432

LIABILITIES AND SHAREHOLDERS' EQUITY
Mortgage and other notes payable, net	$(673,590)	$197,327
Unsecured notes payable, net	(26,637)	—
Unsecured line of credit	—	—
Accounts payable and other liabilities	(33,419)	27,042
Lease intangibles, net	(26,664)	6,303
Lease liability - operating leases, net	(2,287)	4
Dividends and distributions payable	—	—
Lease liability - finance leases	(4,224)	7,674
Distributions in excess of income from, and investments in, unconsolidated affiliates	—	(8,918)
Total liabilities	(766,821)	229,432
Shareholders' Equity
Common shares	—	—
Additional paid-in capital	—	—
Accumulated other comprehensive income (loss)	—	—
Distributions in excess of accumulated earnings	—	—
Total Acadia shareholders’ equity	—	—
Noncontrolling interests	(527,201)	—
Total equity	(527,201)	—
Total liabilities and equity	$(1,294,022)	$229,432

9

Balance Sheet – Pro-rata Adjustments[7]
Supplemental Report – June 30, 2022	(in thousands)

__________

Notes to income statements, balance sheet and pro rata adjustments:

1.
Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management are necessary for a fair presentation of operating results for the interim periods.
2.
Net of capitalized interest of $0.8 million and $1.5 million, respectively, for the three and six months ended June 30, 2022.
3.
Consists of development, construction, leasing and legal fees.
4.
Noncontrolling interests represent limited partners’ interests in consolidated partnerships’ activities.
5.
Represents the Company’s share of co-investment partnerships’ activities, of which each are included on a single line presentation in the Company’s consolidated financial statements in accordance with GAAP.
6.
Adjustment to noncontrolling interests exclude income allocable to Operating Partnership Units of $0.0 million and $1.0 million, respectively, for the three and six months ended June 30, 2022.
7.
The Company currently invests in Funds II, III, IV & V and Mervyns II which are consolidated within the Company's financial statements.

10

Funds from Operations (“FFO”), Adjusted Funds from Operations (“AFFO”)[1]
Supplemental Report – June 30, 2022	(in thousands)

	Quarter Ended		Year to Date	Quarter Ended	Year to Date
	March 31, 2022	June 30, 2022	June 30, 2022	June 30, 2021	June 30, 2021
Funds from operations ("FFO"):				(As Restated)	(As Restated)
Net Income (Loss)	$16,838	$(374)	$16,464	$3,711	$8,528
Depreciation of real estate and amortization of leasing costs (net of noncontrolling interest share)	24,313	26,597	50,910	23,077	46,884
(Gain) loss on disposition on real estate properties (net of noncontrolling interest share)	(6,876)	(2,961)	(9,837)	933	(4,163)
Income (loss) attributable to noncontrolling interests' share in Operating Partnership	1,121	151	1,272	398	868
FFO to Common Shareholders and Common OP Unit holders	$35,396	$23,413	$58,809	$28,119	$52,117

Add back: acquisition costs, net of bargain purchase gain	859	—	859	—
Less: Unrealized holding (gain) loss on investment in Albertsons and other (net of noncontrolling interest share)	(3,570)	8,881	5,311	(487)	(1,886)
FFO before Special Items	$32,685	$32,294	$64,979	$27,632	$50,231

Adjusted Funds from operations ("AFFO"):
FFO	$35,396	$23,413	$58,809	$28,119	$52,117
Unrealized (gains) losses	(3,570)	8,881	5,311	(487)	(1,886)
Straight-line rent, net	(2,707)	(920)	(3,627)	(1,011)	(1,413)
Above/below-market rent	(1,965)	(3,183)	(5,148)	(1,917)	(3,696)
Amortization of finance costs	807	768	1,575	769	1,544
Above/below-market interest	(47)	(47)	(94)	(47)	(94)
Non-real estate depreciation	90	107	197	59	116
Stock-based compensation	3,887	2,255	6,142	2,237	6,098
Leasing commissions	(1,053)	(1,057)	(2,110)	(905)	(1,003)
Tenant improvements	(3,403)	(2,250)	(5,653)	(2,666)	(3,956)
Maintenance capital expenditures	(638)	(2,049)	(2,687)	(398)	(683)
AFFO to Common Shareholders and Common OP Unit holders	$26,797	$25,918	$52,715	$23,753	$47,144

Total weighted-average diluted shares and OP Units	99,103	100,281	99,898	92,627	92,254

Diluted FFO per Common share and OP Unit:
FFO	$0.36	$0.23	$0.59	$0.30	$0.56

FFO before Special Items	$0.33	$0.32	$0.65	$0.30	$0.54

11

EBITDA[1]
Supplemental Report – June 30, 2022	(in thousands)

	Quarter Ended June 30, 2022			Year to Date June 30, 2022			Quarter Ended June 30, 2021
	Core			Core			Core
	Portfolio	Funds	Total	Portfolio	Funds	Total	Portfolio	Funds	Total
EBITDA:							(As Restated)	(As Restated)	(As Restated)

Net Income (Loss) Attributable to Acadia	$(1,623)	$1,249	$(374)	$8,318	$8,146	$16,464	$6,508	$(1,691)	$4,817

Adjustments:
Depreciation and amortization	22,092	4,612	26,704	41,709	9,398	51,107	19,305	3,831	23,136
Interest expense	9,325	2,705	12,030	17,712	5,174	22,886	8,173	2,391	10,564
Amortization of finance costs	605	163	768	1,210	365	1,575	569	200	769
Above/below-market interest	(47)	—	(47)	(94)	—	(94)	(47)	—	(47)
Gain on disposition of properties	—	(2,961)	(2,961)	—	(9,839)	(9,839)	—	(1,498)	(1,498)
Unrealized holding losses (gains) on investment in Albertsons and other	8,881	—	8,881	5,311	—	5,311	(688)	201	(487)
Provision (benefit) for income taxes	122	21	143	(127)	36	(91)	133	18	151
Noncontrolling interest - OP	36	—	36	1,034	—	1,034	275	—	275
EBITDA	$39,391	$5,789	$45,180	$75,073	$13,280	$88,353	$34,228	$3,452	$37,680

Adjusted EBITDA:

EBITDA	$39,391	$5,789	$45,180	$75,073	$13,280	$88,353	$34,228	$3,452	$37,680
Stock based compensation	2,255	—	2,255	6,142	—	6,142	2,237	—	2,237
	$41,646	$5,789	$47,435	$81,215	$13,280	$94,495	$36,465	$3,452	$39,917

__________

Notes to Funds from Operations and EBITDA:

1.
See the Restatement 8-K filed with the SEC on February 15, 2022 and the Company's Form 10-K filed with the SEC on March 1, 2022 for a detailed reconciliation to previously reported amounts and a detailed description of adjustments thereon. As mentioned in the press release dated February 15, 2022, the Company has restated its prior period financial statements for the years and interim periods ended December 31, 2020 and 2019, and as of and for each of the quarterly periods ended March 31, 2021 and 2020, June 30, 2021 and 2020, September 30, 2021 and 2020 and December 31, 2020 for errors in accounting primarily related to the reclassification of two consolidated joint-venture subsidiaries. The restatement primarily impacted the classification of certain amounts within the Company’s consolidated balance sheets, statements of operations and statements of cash flows.

12

Core Portfolio – Same Property Performance [1]
Supplemental Report – June 30, 2022	(in thousands)

	Quarter Ended		Change	Year to Date		Change
	June 30, 2022	June 30, 2021	Favorable/ (Unfavorable)	June 30, 2022	June 30, 2021	Favorable/ (Unfavorable)

Summary
Minimum rents	$33,821	$33,019	2.4%	$66,998	$63,208	6.0%
Expense reimbursements	9,278	9,366	(0.9)%	18,743	18,679	0.3%
Other property income	697	334	108.7%	1,297	720	80.1%

Total Revenue	43,796	42,719	2.5%	87,038	82,607	5.4%

Expenses
Property operating - CAM & Real estate taxes	11,885	12,348	3.7%	24,523	24,297	(0.9)%
Other property operating (Non-CAM)	966	838	(15.3)%	1,730	1,569	(10.3)%

Total Expenses	12,851	13,186	2.5%	26,253	25,866	(1.5)%

Same Property NOI - Core properties	$30,945	$29,533	4.8%	$60,785	$56,741	7.1%

Reconciliation of Same Property NOI to Core NOI
NOI of Properties excluded from Same Property NOI	6,871	3,512		11,227	6,113
Core NOI	$37,816	$33,045		$72,012	$62,854

Other same property information
Physical Occupancy at the end of the period	90.4%	88.6%
Leased Occupancy at the end of the period	94.1%	91.9%

__________

1. The above amounts include the pro-rata activity related to the Company's Core consolidated and unconsolidated investments.

13

Fee Income by Fund
Supplemental Report – June 30, 2022	(in thousands)

	Fund II	Fund III	Fund IV	Fund V	Other	Total
Year to Date June 30, 2022
Asset and property management fees	$561	$45	$2,022	$2,883	$306	$5,817
Transactional fees	285	285	735	1,920	61	3,286
Total fees	$846	$330	$2,757	$4,803	$367	$9,103

Quarter Ended June 30, 2022
Asset and property management fees	$275	$13	$967	$1,420	$168	$2,843
Transactional fees	164	68	384	1,061	33	1,710
Total fees	$439	$81	$1,351	$2,481	$201	$4,553

Quarter Ended March 31, 2022
Asset and property management fees	$286	$32	$1,055	$1,463	$138	$2,974
Transactional fees	121	217	351	859	28	1,576
Total fees	$407	$249	$1,406	$2,322	$166	$4,550

14

Structured Financing Portfolio
Supplemental Report – June 30, 2022	(in thousands)

	March 31, 2022			Quarter Ended June 30, 2022					Stated	Effective
	Principal	Accrued	Ending		Repayments/	Current	Accrued	Ending	Interest	Interest	Maturity
Investment	Balance	Interest	Balance	Issuances [1]	Conversions	Principal	Interest	Balance	Rate	Rate	Dates
First mortgage notes [2,4]	$89,331	$5,293	$94,624	$—	$(16,000)	$73,331	$4,085	$77,416	5.99%	6.40%	Apr-20 to Sept-24

Other notes[4]	65,000	13,077	78,077	—	—	65,000	14,698	79,698	8.52%	8.52%	Jan-23 to Dec-27

Total Core notes receivable	$154,331	$18,370	$172,701	$—	$(16,000)	$138,331	$18,783	$157,114	7.18%	7.40%

__________

Reconciliation of Notes Receivable to the Consolidated Balance Sheet (Pro Rata):

Total Notes Receivable per above						$138,331
Fund Notes Receivable						—
Allowance for credit loss						(1,025)
Total Pro-rata Notes Receivable						$137,306

________

1.
See Transactional Activity page that follows.
2.
One Core note which matured on April 20, 2020 in the amount of $17.8 million with accrued interest of $3.8 million was in default at June 30, 2022.
3.
For more information and details of Fund notes receivable, see the Company’s latest form 10-Q or 10-K.
4.
Certain of the first mortgage notes and other notes enable the borrower to prepay its obligations prior to the stated maturity date without penalty.

15

Transactional Activity
Supplemental Report – June 30, 2022	(in thousands)

PROPERTY ACQUISITIONS AND DISPOSITIONS

Property Name	Location	Date of Transaction	Transaction Amount	Ownership % [1]	Fund Share	Acadia Share

ACQUISITIONS [2]
Core:

121 Spring Street	New York, NY	January 12, 2022	$39,637	100.00%	$—	$39,637
Williamsburg Collection [3]	Brooklyn, NY	February 18, 2022	97,750	100.00%	—	97,750
8833 Beverly Boulevard	Hollywood, CA	March 2, 2022	24,117	100.00%	—	24,117
Henderson Portfolio [4]	Dallas, TX	April 18, 2022	85,192	100.00%	—	85,192
			246,696		—	246,696

Fund V:
Wood Ridge Plaza	Houston, TX	March 21, 2022	49,317	90.00%	44,385	8,921
La Frontera	Round Rock, TX	March 30, 2022	81,358	90.00%	73,222	14,718
			130,675		117,607	23,639
			$377,371		$117,607	$270,335

DISPOSITIONS

Fund III:
Cortlandt Crossing	Mohegan Lake, NY	February 9, 2022	$65,533	100.00%	65,533	$16,082
Self Storage Management		March 9, 2022	6,000	50.00%	—	1,500

Fund IV:
Mayfair	Philadelphia, PA	January 26, 2022	23,700	100.00%	23,700	5,479
Dauphin	Harrisburg, PA	March 4, 2022	21,650	100.00%	21,650	5,005
Lincoln Place	Fairview Heights, IL	May 25, 2022	40,670	100.00%	40,670	9,403

Fund V:
New Town Center (Land Parcel)	Canton, MI	February 1, 2022	2,231	89.43%	1,995	401

			$159,784		$153,548	$37,870

STRUCTURED FINANCING ACTIVITY

Note Description	Transaction Type	Date of Transaction	Transaction Amount	Ownership % [1]	Fund Share	Acadia Share

Core:
White Oak	Repayment	May 26, 2022	$(16,000)	100.00%	$—	$(16,000)
			(16,000)		—	(16,000)
Fund III:
640 Broadway Note Receivable	Foreclosure	January 26, 2022	(5,307)	100.00%	(5,307)	(1,302)
			$(21,307)		$(5,307)	$(17,302)

________

1.
Ownership percentages for Fund transactional activities represent the respective Fund’s ownership, not the Company’s proportionate share.
2.
Acquisition amounts include capitalized acquisition costs, where applicable. Refer to the Company’s latest Form 10-Q or 10-K for further discussion of any such transactions.
3.
The Company’s stated legal ownership is 49.99%. However, given the preferences embedded in its interests, the Company did not attribute any value to the 50.01% non-controlling interest holders.

16

4.
The Henderson Avenue Portfolio comprises 14 operating retail assets, one residential building and two development and redevelopment sites.

17

2022 Revised Guidance [1]
Supplemental Report – June 30, 2022	(in millions)

2022 Annual Guidance
	Initial	Updated Q1	Revised Q2

Net earnings per share attributable to Common Shareholders	$0.19 to $0.32	$0.25 to $0.37	$0.27 to $0.36
Depreciation of real estate and amortization of leasing costs (net of noncontrolling interests' share)	1.01 to 1.04	1.01 to 1.04	1.01 to 1.04
Gain on disposition of properties (net of noncontrolling interests' share)	(0.07)	(0.07)	(0.15)
Noncontrolling interest in Operating Partnership	0.02	0.02	0.02
NAREIT Funds from operations per share attributable to Common Shareholders and Common OP Unit holders	$1.15 to $1.31	$1.21 to $1.36	$1.15 to $1.27
Net Promote and other Core and Fund profits	(0.06) to (0.10)	(0.06) to (0.11)	(0.06) to (0.12)
Less: Albertsons unrealized holding losses (gains) (net of noncontrolling interest share) for the six months ended June 30, 2022	—	(0.04)	0.05
Funds from operations Before Special Items, excluding Net Promote and other Core and Fund profits	$1.09 to $1.21	$1.11 to $1.21	$1.14 to $1.20
Net Promote and other Core and Fund profits[2]	0.06 to 0.10	0.06 to 0.11	0.06 to 0.12
Funds from operations Before Special Items per share attributable to Common Shareholders and Common OP Unit holders	$1.15 to $1.31	$1.17 to $1.32	$1.20 to $1.32

1.
The Company updated its annual 2022 guidance of earnings per share, NAREIT Funds from Operations and FFO Before Special Items attributable to Common Shareholders and Common OP Unit holders. Additionally, the Company updated its net income and FFO to reflect the unrealized holding (losses) gains recognized related to its investment in Albertsons through June 30, 2022. The Company has not reflected any forward-looking estimates involving future unrealized holding gains or losses (i.e. changes in share price) on Albertsons in its net income and NAREIT FFO guidance assumptions. Unrealized holding (losses) gains on Albertson's shares are excluded from FFO Before Special Items. The revised guidance is based upon Acadia's current view of existing market conditions and assumptions for the year ending December 31, 2022. Updated first quarter guidance was previously announced on May 2, 2022.
2.
The remaining Net Promote and other Core and Fund profits anticipated to be recognized in the second half of 2022 relate to the expected realization of gains from the sale of Albertson's shares. The lock-up on the sale of the shares was extended through September 2022.

18

Net Asset Valuation Information
Supplemental Report – June 30, 2022	(in thousands)

	CORE	FUND II [2]	FUND III	FUND IV	FUND V

Ownership Percentage	N/A	40.00%	24.54%	23.12%	20.10%

Current Quarter NOI
Net Operating Income [1,2]	$37,816	N/A	$102	$5,154	$19,150
Less:
Net operating (income) loss from properties sold or under contract	—	N/A	160	(249)	—
Net operating (income) loss from pre-stabilized assets, development and redevelopment projects [3,4]	(2,795)	N/A	(262)	(472)	—
Net Operating Income of stabilized assets	$35,021	N/A	$—	$4,433	$19,150

Costs to Date (Pro Rata)
Pre-stabilized assets [3]	$—	N/A	$13,526	$40,994	$—
Development and redevelopment projects [4]	194,568	N/A	4,578	26,210	—
Total Costs to Date	$194,568	N/A	$18,104	$67,204	$—

Debt (Pro Rata)	$1,014,281	$112,578	$8,827	$60,029	$122,436
__________

1.
Does not include a full quarter of NOI for any assets purchased during the current quarter. See “Transactional Activity” page in this Supplemental Report for descriptions of those acquisitions.
2.
Fund II has been substantially liquidated except for its investment in City Point. During the second quarter 2022, the Company increased its ownership in Fund II and Mervyn's II by 11.67% to 40.0%.
3.
Pre-stabilized assets consist of the following projects for Fund III: 640 Broadway; Fund IV: Paramus Plaza, 210 Bowery, 801 Madison, 27 E 61st Street, 146 Geary Street and 1035 Third Avenue.
4.
Includes incremental costs; excludes initial carrying value. See “Development and Redevelopment Activity” page in this Supplemental Report.

19

Selected Financial Ratios
Supplemental Report – June 30, 2022	(in thousands)

	Quarter Ended June 30,				Year to Date June 30,					Quarter Ended
COVERAGE RATIOS [1]	2022		2021		2022		2021		LEVERAGE RATIOS	June 30, 2022		March 31, 2022
Fixed-Charge Coverage Ratios			(As Restated)				(As Restated)		Debt/Market Capitalization Ratios

EBITDA [2] divided by:	$39,391		$34,228		$75,073		$63,600		Debt + Preferred Equity (Preferred OP Units)	$1,325,408		$1,226,278
Interest expense	9,325		8,173		17,712		16,222		Total Market Capitalization	2,891,235		3,389,161
Principal Amortization	960		1,060		1,996		2,081		Debt + Preferred Equity/
Preferred Dividends [3]	123		123		246		246		Total Market Capitalization	46%		36%
Fixed-Charge Coverage Ratio - Core Portfolio	3.8	x	3.7	x	3.8	x	3.4	x

EBITDA divided by:	$45,180		$37,680		$88,353		$71,476		Debt [6]	$1,307,354		$1,205,994
Interest expense	12,030		10,564		22,886		20,980		Total Market Capitalization	2,891,235		3,389,161
Principal Amortization	1,413		1,552		2,674		2,831		Net Debt + Preferred Equity/
Preferred Dividends	123		123		246		246		Total Market Capitalization	45%		36%
Fixed-Charge Coverage Ratio - Core Portfolio and Funds	3.3	x	3.1	x	3.4	x	3.0	x	Debt/EBITDA Ratios
									Core:
Payout Ratios									Debt	$1,014,281		$938,161
									Net debt [5]	1,002,057		925,946
Dividends declared (per share/OP Unit)	$0.18		$0.15		$0.36		$0.30		EBITDA	157,564		146,172
									Adjusted EBITDA	166,584		155,570
Dividends (Shares) & Distributions (OP Units) declared	$18,373		$14,438		$36,668		$28,431		Debt/EBITDA - Core Portfolio	6.4	x	6.4	x
FFO	23,413		28,119		58,809		52,117		Debt/Adjusted EBITDA - Core Portfolio	6.1	x	6.0	x
FFO Payout Ratio [8]	78%		51%		62%		55%		Net Debt/EBITDA - Core Portfolio	6.4	x	6.3	x
									Net Debt/ Adjusted EBITDA - Core Portfolio	6.0	x	6.0	x
AFFO [7]	25,918		23,753		52,715		47,144		Core and Funds:
AFFO Payout Ratio	71%		61%		70%		60%		Debt [4]	$1,318,151		$1,216,210
									Net debt [6]	1,300,097		1,195,926
FFO Before Special Items	32,294		27,632		64,979		50,231		EBITDA	182,193		171,717
FFO Before Special Items Payout Ratio	57%		52%		56%		57%		Adjusted EBITDA	191,213		181,115
									Debt/EBITDA - Core and Funds	7.2	x	7.1	x
									Debt/Adjusted EBITDA - Core and Funds	6.9	x	6.7	x
									Net Debt/EBITDA - Core and Funds	7.1	x	7.0	x
									Net Debt/ Adjusted EBITDA - Core and Funds	6.8	x	6.6	x

20

Selected Financial Ratios
Supplemental Report – June 30, 2022	(in thousands)

__________

1. Quarterly results are unaudited, although they reflect all adjustments, which in the opinion of management, are necessary for a fair presentation of operating results for the interim periods. The coverage ratios include the Company's pro-rata share of FFO, AFFO, EBITDA, interest expense and principal amortization related to both the Company's consolidated and unconsolidated investments in joint ventures. Prior period results are adjusted to reflect the impact of the restatement (see Notes to FFO and EBITDA pages for more information).

2. See EBITDA page in this Supplemental Report for a reconciliation of EBITDA to Net Income attributable to Acadia.

3. Represents preferred distributions on Preferred Operating Partnership Units.

4. Includes the Company's pro-rata share of consolidated and unconsolidated joint venture debt. Excludes capital lease obligations.

5. Reflects debt net of the current Core Portfolio cash balance at end of period.

6. Reflects debt net of the current Core Portfolio and pro-rata share of the Funds cash balance at end of period.

7. See Funds from Operations (“FFO”), Adjusted Funds from Operations (“AFFO”) for a reconciliation of AFFO to net income attributable to Acadia.

	EBITDA		ADJUSTED EBITDA
	Quarter Ended	Year Ended	Quarter Ended	Year Ended
Reconciliation of EBITDA to Annualized EBITDA	June 30, 2022	December 31, 2021	June 30, 2022	December 31, 2021

Core EBITDA as reported	$39,391	$127,360	$39,391	$127,360
Add back: Stock-based compensation, net of employee equity elections	—	—	2,255	10,583
Subtotal	39,391	127,360	41,646	137,943

Annualized Core EBITDA	157,564	127,360	166,584	137,943
Annualized Core EBITDA	157,564	127,360	166,584	137,943

Funds EBITDA as reported	5,789	18,829	5,789	18,829
Subtotal	5,789	18,829	5,789	18,829

Annualized Fund EBITDA	23,156	18,829	23,156	18,829
Add back: Promote YTD	1,473	—	1,473	—
Annualized Fund EBITDA	24,629	18,829	24,629	18,829
Annualized EBITDA Core and Funds	$182,193	$146,189	$191,213	$156,772

21

Portfolio Debt – Summary
Supplemental Report – June 30, 2022	(in thousands)

	Acadia Pro-Rata Share of Debt [2]
	Core Portfolio			Funds			Total				Reconciliation to Consolidated Debt as Reported
Unsecured Debt	Principal Balance	Interest Rate	WA Years to Maturity [6]	Principal Balance	Interest Rate	WA Years to Maturity [6]	Principal Balance	%	Interest Rate	WA Years to Maturity [6]	Add: Noncontrolling Interest Share of Debt [3]	Less: Pro-rata Share of Unconsolidated Debt [4]	Acadia Consolidated Debt as Reported
Fixed-Rate Debt [1]	$591,295	4.2%	4.7	$—	—	—	$591,295	45%	4.2%	4.7	$—	$—	$591,295
Variable-Rate Debt [5]	80,192	2.7%	3.0	16,664	3.4%	0.3	96,856	7%	2.8%	2.6	26,637	—	123,493
								52%
Mortgage and Other Notes Payable

Fixed-Rate Debt [1]	309,957	4.1%	4.3	89,233	3.6%	1.8	399,190	30%	4.0%	3.7	311,566	(135,015)	575,741
Variable-Rate Debt [5]	32,837	2.9%	1.1	197,973	4.8%	0.8	230,810	18%	4.6%	0.9	364,581	(63,119)	532,272
								48%

Total	$1,014,281	4.0%	4.3	$303,870	4.4%	1.1	$1,318,151	100%	4.1%	3.6	$702,784	$(198,134)	1,822,801

Unamortized premium							670						394
Net unamortized loan costs							(7,495)						(8,969)
Total							$1,311,326						$1,814,226

_________

1.
Fixed-rate debt includes notional principal fixed through swap transactions.
2.
Represents the Company's pro-rata share of debt based on its percent ownership.
3.
Represents the noncontrolling interest pro-rata share of consolidated partnership debt based on its percent ownership.
4.
Represents the Company's pro-rata share of unconsolidated partnership debt based on its percent ownership.
5.
Variable rate debt includes certain borrowings that are subject to interest rate cap agreements.
6.
Based on debt maturity date without regard to swap expirations (which may exceed the maturity of the debt) or available extension options.

22

Portfolio Debt - Detail
Supplemental Report – June 30, 2022	(in thousands)

		Principal Balance at	Acadia's Pro-rata Share		Interest		Extension
Property		June 30, 2022	Percent	Amount	Rate	Maturity	Options

CORE PORTFOLIO

Fixed-Rate Debt
163 Highland Avenue		$7,847	100.00%	7,847	4.66%	02/01/24	None
Crossroads Shopping Center		61,585	49.00%	30,177	3.94%	10/06/24	None
555 9th Street		60,000	100.00%	60,000	3.99%	01/01/25	None
840 N. Michigan		73,500	88.43%	64,996	4.36%	02/10/25	None
Georgetown Portfolio (2008 Investment)		15,191	50.00%	7,596	4.72%	12/10/27	None
State & Washington		22,373	100.00%	22,373	4.40%	09/05/28	None
239 Greenwich Avenue		25,441	75.00%	19,081	3.88%	01/10/29	None
North & Kingsbury		11,114	100.00%	11,114	4.01%	11/05/29	None
151 North State Street		12,745	100.00%	12,745	4.03%	12/01/29	None
Concord & Milwaukee		2,439	100.00%	2,439	4.40%	06/01/30	None
California & Armitage		2,291	100.00%	2,291	5.89%	04/15/35	None
Unsecured interest rate swaps [1]		591,295	100.00%	591,295	4.16%	Various
Secured interest rate swaps [1]		78,497	88.28%	69,298	3.80%	Various

Sub-Total Fixed-Rate Debt		964,318		901,252	4.14%

Secured Variable-Rate Debt
Gotham Plaza		18,037	49.00%	8,838	LIBOR+160	06/10/23	None
Georgetown Portfolio (2016 Investment)		160,000	20.00%	32,000	LIBOR+170	08/01/23	None
3104 M Street [2]		4,186	20.00%	837	Prime+0	01/01/24	None
330-340 River Street		10,460	100.00%	10,460	LIBOR+170	06/01/26	None
Sullivan Center		50,000	100.00%	50,000	LIBOR+150	11/16/28	None
Secured interest rate swaps [1]		(78,497)	88.28%	(69,298)	3.80%	Various

Unsecured Variable-Rate Debt
Unsecured Line of Credit [3]		96,487	100.00%	96,487	LIBOR+140	06/29/25	2 x 6 mos.
Unsecured Term Loan		400,000	100.00%	400,000	LIBOR+155	06/29/26	None
Unsecured $175 Million Term Loan		175,000	100.00%	175,000	SOFR+150	04/06/27	None
Unsecured interest rate swaps [1]		(591,295)	100.00%	(591,295)	4.16%	Various

Sub-Total Variable-Rate Debt		244,378		113,029	LIBOR+161

Total Debt - Core Portfolio		$1,208,696		$1,014,281	3.98%

Funds
Fixed-Rate Debt
Canton Marketplace	Fund V	$31,801	20.10%	6,392	3.35%	05/01/23	None
2207 Fillmore Street [4]	Fund IV	1,120	20.80%	233	4.50%	10/31/25	None
650 Bald Hill Road [4]	Fund IV	16,000	20.81%	3,330	3.75%	06/01/26	None
Interest rate swaps [1]	Funds II, IV & V	447,908	17.70%	79,278	3.59%	Various
Sub-Total Fixed-Rate Debt		496,829		89,233	3.58%

Variable-Rate Debt
640 Broadway [4]	Fund III	35,970	24.54%	8,827	LIBOR+310	07/09/22	1 x 12 mos.
Acadia Strategic Opportunity IV LLC [5]	Fund IV	42,200	23.12%	9,757	SOFR+256	08/29/22	None
City Point [4]	Fund II	200,000	37.66%	75,314	Prime+200	08/11/22	None
City Point [5]	Fund II	16,667	37.66%	6,276	LIBOR+275	08/11/22	None
17 E. 71st Street	Fund IV	8,818	23.12%	2,039	LIBOR+300	09/09/22	None
Acadia Strategic Opportunity Fund II, LLC	Fund II	40,000	40.00%	16,000	LIBOR+225	09/20/22	None

23

Portfolio Debt - Detail
Supplemental Report – June 30, 2022	(in thousands)

Broughton Street Portfolio [5]	Fund IV	25,601	23.12%	5,919	LIBOR+300	10/31/22	None
Restaurants at Fort Point	Fund IV	5,864	23.12%	1,356	LIBOR+235	11/25/22	1 x 12 mos.
Promenade at Manassas [4]	Fund IV	27,326	22.78%	6,225	LIBOR+175	12/05/22	2 x 12 mos.
717 N. Michigan Avenue	Fund IV	52,000	23.12%	12,022	LIBOR+310	12/09/22	1 x 12 mos.
Acadia Strategic Opportunity IV LLC	Fund IV	—	23.12%	—	SOFR+201	12/29/22	None
Elk Grove Commons	Fund V	41,249	20.10%	8,291	LIBOR+150	01/01/23	1 x 12 mos.
New Towne Center	Fund V	14,941	20.10%	3,003	LIBOR+220	02/01/23	None
Wake Forest Crossing	Fund IV	20,703	23.12%	4,787	SOFR+175	02/14/23	None
Eden Square [4]	Fund IV	22,583	22.78%	5,144	SOFR+235	03/01/23	None
City Point Phase III [4]	Fund II	39,802	37.66%	14,988	LIBOR+263	03/01/23	1 x 12 mos.
Acadia Strategic Opportunity Fund V LLC	Fund V	3,301	20.10%	664	SOFR+187	05/01/23	None
Riverdale [4]	Fund V	24,361	17.97%	4,379	LIBOR+170	05/28/23	1 x 12 mos.
Fairlane Green	Fund V	33,183	20.10%	6,670	LIBOR+190	06/05/23	None
Trussville Promenade	Fund V	29,012	20.10%	5,831	LIBOR+185	06/15/23	None
146 Geary Street	Fund IV	19,338	23.12%	4,471	LIBOR+365	07/15/23	None
Hiram Pavilion	Fund V	28,775	20.10%	5,784	LIBOR+190	03/05/24	None
Hickory Ridge	Fund V	28,741	20.10%	5,777	LIBOR+190	10/05/24	None
Tri-City Plaza [4]	Fund V	38,670	18.09%	6,995	LIBOR+190	10/18/24	1 x 12 mos.
Landstown Commons	Fund V	60,900	20.10%	12,241	LIBOR+170	10/24/24	None
Lincoln Commons	Fund V	38,820	20.10%	7,803	LIBOR+170	10/24/24	None
Palm Coast Landing	Fund V	26,500	20.10%	5,327	LIBOR+175	11/01/24	None
Frederick Crossing [4]	Fund V	24,290	18.09%	4,394	LIBOR+175	12/02/24	1 x 12 mos.
Plaza Santa Fe	Fund V	22,893	20.10%	4,601	LIBOR+190	12/20/24	None
Paramus Plaza [4]	Fund IV	28,718	11.56%	3,320	SOFR+225	12/28/24	2 x 12 mos.
Frederick County Square [4]	Fund V	22,185	18.09%	4,013	LIBOR+240	01/01/25	1 x 12 mos.
Wood Ridge Plaza	Fund V	32,338	18.09%	5,850	Prime+013	03/21/25	2 x 12 mos.
Midstate Mall	Fund V	42,400	20.10%	8,522	SOFR+250	04/28/25	2 x 12 mos.
1964 Union Street [4]	Fund IV	1,397	20.80%	291	LIBOR+225	10/01/25	None
2208-2216 Fillmore Street [4]	Fund IV	5,458	20.80%	1,135	LIBOR+225	06/01/26	None
Monroe Marketplace	Fund V	29,150	20.10%	5,859	SOFR+265	11/12/26	None
La Frontera Village	Fund V	55,500	18.09%	10,040	SOFR+250	06/10/27	2 x 12 mos.
Interest rate swaps [1]	Funds II, IV & V	(447,908)	17.70%	(79,278)	3.59%	Various
Sub-Total Variable-Rate Debt		741,746		214,637	LIBOR+360
Total Debt - Funds		1,238,575		303,870	4.38%
Total Debt - Core Portfolio and Funds		$2,447,271		$1,318,151	4.07%
_________

1.
The Company has hedged a portion of its variable-rate debt with variable to fixed-rate swap agreements. Maturity reflects the weighted-average years to maturity of the swapped loans without regard to the expiration of the related swap agreements.
2.
Bears interest at the greater of 4% or the Prime Rate, plus 50 basis points.
3.
The interest rate on the unsecured revolving credit facility excludes a 20-basis point facility fee.
4.
Acadia's interest in this Fund debt is also reflected net of other JV interests at the investment level.
5.
Bears interest at the greater of 0.25% or the LIBOR, plus the indicated spread.

24

Future Debt Maturities [1]
Supplemental Report – June 30, 2022	(in thousands)

Core Portfolio	Contractual Debt Maturities			Acadia's Pro-Rata Share			Weighted Average Effective Interest Rate
								Fixed-
	Scheduled			Scheduled			Total	Rate	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Debt	Debt	Rate Debt

2022 (Remainder)	$2,636	$—	$2,636	$1,932	$—	$1,932	n/a	n/a	n/a
2023	5,019	177,496	182,515	3,781	40,573	44,354	4.08%	4.08%	n/a
2024	4,242	69,877	74,119	3,294	36,766	40,060	4.11%	4.09%	5.25%
2025	3,264	229,987	233,251	2,862	221,483	224,345	4.14%	4.14%	n/a
2026	3,219	409,273	412,492	2,799	409,273	412,072	4.08%	4.08%	n/a
Thereafter	8,174	295,509	303,683	7,594	283,924	291,518	4.14%	4.14%	n/a
Total	$26,554	$1,182,142	$1,208,696	$22,262	$992,019	$1,014,281

Funds	Contractual Debt Maturities			Acadia's Pro-Rata Share			Weighted Average Effective Interest Rate
								Fixed-
	Scheduled			Scheduled			Total	Rate	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Debt	Debt	Rate Debt

2022 (Remainder)	$3,651	$454,146	$457,797	$746	$143,663	$144,409	4.85%	n/a	4.85%
2023	6,328	278,080	284,408	1,223	64,158	65,381	3.80%	3.65%	4.03%
2024	4,877	288,275	293,152	921	54,351	55,272	3.22%	3.20%	3.45%
2025	746	98,394	99,140	152	18,716	18,868	4.77%	4.75%	4.81%
2026	256	48,322	48,578	52	9,848	9,900	3.77%	3.75%	3.78%
Thereafter	—	55,500	55,500	—	10,040	10,040	3.70%	n/a	3.70%
Total	$15,858	$1,222,717	$1,238,575	$3,094	$300,776	$303,870

__________

1.
Does not include any applicable extension options or subsequent refinancing.

25

Future Debt Maturities – As Extended [1]
Supplemental Report – June 30, 2022	(in thousands)

Core Portfolio	Extended Debt Maturities [1]			Acadia's Pro-Rata Share			Weighted Average Interest Rate
								Fixed-
	Scheduled			Scheduled			Total	Rate	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Debt	Debt	Rate Debt

2022 (Remainder)	$2,636	$—	$2,636	$1,932	$—	$1,932	n/a	n/a	n/a
2023	5,019	177,496	182,515	3,781	40,573	44,354	4.08%	4.08%	n/a
2024	4,242	69,877	74,119	3,294	36,776	40,070	4.11%	4.09%	5.25%
2025	3,264	133,500	136,764	2,862	124,996	127,858	4.18%	4.18%	n/a
2026	3,218	505,761	508,979	2,799	505,761	508,560	4.08%	4.08%	n/a
Thereafter	8,174	295,509	303,683	7,583	283,924	291,507	4.14%	4.14%	n/a
Total	$26,553	$1,182,143	$1,208,696	$22,251	$992,030	$1,014,281

Funds	Extended Debt Maturities [1]			Acadia's Pro-Rata Share			Weighted Average Interest Rate
								Fixed-
	Scheduled			Scheduled			Total	Rate	Variable-
Year	Amortization	Maturities	Total	Amortization	Maturities	Total	Debt	Debt	Rate Debt

2022 (Remainder)	$45,821	$290,944	$336,765	$10,496	$105,510	$116,006	5.13%	n/a	5.13%
2023	6,327	290,660	296,987	1,223	64,291	65,514	4.07%	3.89%	4.19%
2024	4,876	308,022	312,898	921	68,382	69,303	3.54%	3.39%	4.06%
2025	746	63,365	64,111	152	11,527	11,679	3.14%	3.13%	3.37%
2026	257	98,219	98,476	54	17,065	17,119	3.77%	3.89%	3.77%
Thereafter	—	129,338	129,338	—	24,249	24,249	4.47%	5.11%	4.13%
Total	$58,027	$1,180,548	$1,238,575	$12,846	$291,024	$303,870

1.
Includes the effect of all available extension options (subject to customary conditions), excludes any subsequent refinancing.

26

Core Portfolio Retail Properties - Detail
Supplemental Report – June 30, 2022

		Year	Acadia's	Gross Leasable Area (GLA)				In Place Occupancy				Leased Occupancy	Annualized Base Rent	ABR
Property	Key Tenants	Acquired	Interest	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Total	(ABR)	PSF

STREET AND URBAN RETAIL
Chicago Metro
664 N. Michigan Avenue	Tommy Bahama, Ann Taylor Loft	2013	100.0%	18,141	—	—	18,141	100.0%	—%	—%	100.0%	100.0%	$3,350,038	$184.67
840 N. Michigan Avenue	H & M, Verizon Wireless	2014	88.4%	87,135	—	—	87,135	100.0%	—%	—%	100.0%	100.0%	8,521,951	97.80
Rush and Walton Streets Collection (6 properties)	Lululemon, BHLDN, Reformation, Sprinkles	2011 2012	100.0%	40,384	—	—	40,384	88.2%	—%	—%	88.2%	88.2%	6,752,488	189.64
Clark Street and W. Diversey Collection (4 properties)	Starbucks;TJ Maxx; J Crew Factory	2011 2012	100.0%	53,277	—	—	53,277	68.3%	—%	—%	68.3%	76.1%	1,448,638	39.83
Halsted and Armitage Collection (13 properties)	Serena and Lily, Bonobos, Allbirds Warby Parker, Marine Layer, Kiehl's	2011 2012 2019 2020	100.0%	51,778	—	—	51,778	93.0%	—%	—%	93.0%	100.0%	2,364,353	49.12
North Lincoln Park Chicago Collection (6 properties)	Champion, Carhartt	2011 2014	100.0%	22,125	—	27,796	49,921	27.7%	—%	100.0%	67.9%	67.9%	1,057,170	31.17
State and Washington	Nordstrom Rack, Uniqlo	2016	100.0%	78,771	—	—	78,771	100.0%	—%	—%	100.0%	100.0%	3,346,235	42.48
151 N. State Street	Walgreens	2016	100.0%	27,385	—	—	27,385	100.0%	—%	—%	100.0%	100.0%	1,573,000	57.44
North and Kingsbury	Old Navy, Backcountry	2016	100.0%	41,791	—	—	41,791	100.0%	—%	—%	100.0%	100.0%	1,803,987	43.17
Concord and Milwaukee	—	2016	100.0%	13,105	—	—	13,105	100.0%	—%	—%	100.0%	100.0%	439,870	33.57
California and Armitage	—	2016	100.0%	—	—	18,275	18,275	—%	—%	70.5%	70.5%	78.8%	683,156	52.99
Roosevelt Galleria	Petco, Vitamin Shoppe	2015	100.0%	—	—	37,995	37,995	—%	—%	47.7%	47.7%	63.4%	613,881	33.86
Sullivan Center	Target	2016	100.0%	176,181	—	—	176,181	78.9%	—%	—%	78.9%	78.9%	5,008,408	36.04
				610,073	—	84,066	694,139	87.1%	—%	70.0%	85.0%	87.3%	36,963,175	62.61
New York Metro
Soho Collection (12 properties)	Faherty, ALC Stone Island, Taft, Frame, Theory; Bang & Olufsen	2011 2014 2019 2020 2022	100.0%	36,889	—	—	36,889	67.1%	—%	—%	67.1%	82.7%	7,811,755	315.81
5-7 East 17th Street	—	2008	100.0%	9,536	—	—	9,536	—%	—%	—%	—%	—%	—	—
200 West 54th Street	—	2007	100.0%	5,862	—	—	5,862	70.6%	—%	—%	70.6%	91.8%	1,187,645	287.01
61 Main Street	—	2014	100.0%	3,470	—	—	3,470	100.0%	—%	—%	100.0%	100.0%	303,798	87.55
181 Main Street	TD Bank	2012	100.0%	11,514	—	—	11,514	100.0%	—%	—%	100.0%	100.0%	980,044	85.12
4401 White Plains Road	Walgreens	2011	100.0%	—	12,964	—	12,964	—%	100.0%	—%	100.0%	100.0%	625,000	48.21
Bartow Avenue	—	2005	100.0%	—	—	14,590	14,590	—%	—%	80.0%	80.0%	80.0%	369,767	31.67
239 Greenwich Avenue	Watches of Switzerland	1998	75.0%	16,621	—	—	16,621	100.0%	—%	—%	100.0%	100.0%	1,793,298	107.89

27

Core Portfolio Retail Properties - Detail
Supplemental Report – June 30, 2022

252-256 Greenwich Avenue	Veronica Beard, The RealReal, Blue Mercury	2014	100.0%	7,986	—	—	7,986	100.0%	—%	—%	100.0%	100.0%	903,003	113.07
2914 Third Avenue	Planet Fitness	2006	100.0%	—	21,650	18,953	40,603	—%	100.0%	100.0%	100.0%	100.0%	1,022,572	25.18
868 Broadway	Dr. Martens	2013	100.0%	2,031	—	—	2,031	100.0%	—%	—%	100.0%	100.0%	838,855	413.03
313-315 Bowery [2]	John Varvatos	2013	100.0%	6,600	—	—	6,600	100.0%	—%	—%	100.0%	100.0%	527,076	79.86
120 West Broadway	HSBC Bank	2013	100.0%	13,838	—	—	13,838	79.8%	—%	—%	79.8%	100.0%	2,074,884	187.97
2520 Flatbush Avenue	Bob's Disc. Furniture, Capital One	2014	100.0%	—	—	29,114	29,114	—%	—%	100.0%	100.0%	100.0%	1,181,175	40.57
Williamsburg	Sephora, SweetGreen, Levain Bakery	2022	100.0%	50,842	—	—	50,842	100.0%	—%	—	100.0%	100.0%	5,057,521	99.48
991 Madison Avenue	Vera Wang, Gabriella Hearst	2016	100.0%	7,513	—	—	7,513	91.1%	—%	—%	91.1%	91.1%	2,956,979	431.86
Shops at Grand	Stop & Shop (Ahold)	2014	100.0%	—	52,336	47,349	99,685	—%	100.0%	87.9%	94.2%	100.0%	3,166,201	33.71
Gotham Plaza	Bank of America, Footlocker, Taco Bell	2016	49.0%	—	—	25,922	25,922	—%	—%	73.9%	73.9%	91.6%	1,506,196	78.64
				172,702	86,950	135,928	395,580	84.4%	100.0%	88.6%	89.3%	94.4%	32,305,769	91.45
Los Angeles Metro
8833 Beverly Blvd	Luxury Living	2022	100.0%	9,757	—	—	9,757	100.0%	—%	—%	100.0%	100.0%	1,235,786	126.66
Melrose Place Collection	The Row, Chloe, Oscar de la Renta	2019	100.0%	14,000	—	—	14,000	100.0%	—%	—%	100.0%	100.0%	2,610,181	186.44
				23,757	—	—	23,757	100.0%	—%	—%	100.0%	100.0%	3,845,967	161.89
District of Columbia Metro
1739-53 & 1801-03 Connecticut Avenue	TD Bank, Glossier	2012	100.0%	20,669	—	—	20,669	58.7%	—%	—%	58.7%	66.7%	792,815	65.37
14th Street Collection (3 properties)	Mitchell Gold and Bob Williams, Verizon	2021	100.0%	19,461	—	—	19,461	100.0%	—%	—%	100.0%	100.0%	1,394,030	71.63
Rhode Island Place Shopping Center	Ross Dress for Less	2012	100.0%	—	25,134	32,533	57,667	—%	100.0%	88.4%	93.4%	100.0%	1,857,609	34.47
M Street and Wisconsin Corridor (26 Properties) [3]	Lululemon, Duxiana, Rag and Bone, The Reformation	2011 2016 2019	24.8%	244,453	—	—	244,453	73.4%	—%	—%	73.4%	81.4%	12,066,176	67.23
				284,583	25,134	32,533	342,250	74.2%	100.0%	88.4%	77.4%	84.7%	16,110,630	60.81
Boston Metro
330-340 River Street	Whole Foods	2012	100.0%	—	40,800	13,426	54,226	—%	100.0%	100.0%	100.0%	100.0%	1,320,045	24.34
165 Newbury Street	Starbucks	2016	100.0%	1,050	—	—	1,050	100.0%	—%	—%	100.0%	100.0%	294,632	280.60
				1,050	40,800	13,426	55,276	100.0%	100.0%	100.0%	100.0%	100.0%	1,614,677	29.21

Texas Metro
Henderson Avenue Portfolio (14 properties)	Sprouts Market	2022	100.0%	91,680	31,635	—	123,315	85.3%	100.0%	—%	89.1%	91.8%	4,188,041	38.13

28

Core Portfolio Retail Properties - Detail
Supplemental Report – June 30, 2022

Total Street and Urban Retail				1,183,845	184,519	265,953	1,634,317	83.7%	100.0%	83.3%	85.5%	89.4%	$95,028,259	$68.00

Acadia Share Total Street and Urban Retail				985,717	184,519	252,733	1,422,969	85.8%	100.0%	83.8%	87.2%	90.5%	$84,323,440	$67.92

SUBURBAN PROPERTIES
New Jersey
Elmwood Park Shopping Center	Walgreens, Lidl	1998	100.0%	—	43,531	100,379	143,910	—%	100.0%	76.6%	83.7%	96.9%	3,202,998	26.60
Marketplace of Absecon	Walgreens, Dollar Tree	1998	100.0%	—	46,724	57,832	104,556	—%	100.0%	85.9%	92.2%	92.2%	1,442,036	14.96

New York
Village Commons Shopping Center	—	1998	100.0%	—	—	87,128	87,128	—%	—%	93.7%	93.7%	98.1%	2,772,038	33.97
Branch Plaza	LA Fitness, The Fresh Market	1998	100.0%	—	76,264	47,081	123,345	—%	100.0%	88.4%	95.6%	98.8%	3,173,817	26.92
Amboy Center	Stop & Shop (Ahold)	2005	100.0%	—	37,266	26,024	63,290	—%	100.0%	71.9%	88.4%	88.4%	1,871,634	33.44
LA Fitness	LA Fitness	2007	100.0%	—	55,000	—	55,000	—%	100.0%	—%	100.0%	100.0%	1,485,287	27.01
Crossroads Shopping Center	HomeGoods,Pet- Smart	1998	49.0%	—	202,727	108,928	311,655	—%	50.3%	55.9%	52.3%	85.3%	5,626,890	34.54
New Loudon Center	Price Chopper, Marshalls	1993	100.0%	—	242,058	16,643	258,701	—%	94.8%	100.0%	95.2%	95.2%	2,237,910	9.09
28 Jericho Turnpike	Kohl's	2012	100.0%	—	96,363	—	96,363	—%	100.0%	—%	100.0%	100.0%	1,996,500	20.72
Bedford Green	Shop Rite, CVS	2014	100.0%	—	37,981	52,608	90,589	—%	100.0%	57.1%	75.1%	75.1%	2,364,956	34.77

Connecticut
Town Line Plaza [4]	Wal-Mart, Stop & Shop (Ahold)	1998	100.0%	—	163,159	42,930	206,089	—%	100.0%	94.2%	98.8%	98.8%	1,869,859	17.40

Massachusetts
Methuen Shopping Center	Wal-Mart, Market Basket	1998	100.0%	—	120,004	10,017	130,021	—%	100.0%	100.0%	100.0%	100.0%	1,467,752	11.29
Crescent Plaza	Home Depot, Shaw's (Supervalu)	1993	100.0%	—	156,985	61,163	218,148	—%	100.0%	85.7%	96.0%	96.0%	2,066,246	9.87
201 Needham Street	Michael's	2014	100.0%	—	20,409	—	20,409	—%	100.0%	—%	100.0%	100.0%	646,965	31.70
163 Highland Avenue	Staples, Petco	2015	100.0%	—	40,505	—	40,505	—%	100.0%	—%	100.0%	100.0%	1,490,575	36.80

Vermont
The Gateway Shopping Center	Shaw's (Supervalu)	1999	100.0%	—	73,184	28,290	101,474	—%	100.0%	94.9%	98.6%	98.6%	2,205,414	22.05

Illinois
Hobson West Plaza	Garden Fresh Markets	1998	100.0%	—	51,692	47,270	98,962	—%	100.0%	93.2%	96.8%	98.7%	1,279,969	13.37

Indiana
Merrillville Plaza	Jo-Ann Fabrics, TJ Maxx	1998	100.0%	—	123,144	112,782	235,926	—%	82.3%	75.1%	78.8%	88.1%	2,707,700	14.56

Michigan

29

Core Portfolio Retail Properties - Detail
Supplemental Report – June 30, 2022

Bloomfield Town Square	HomeGoods, TJ Maxx	1998	100.0%	—	153,839	81,588	235,427	—%	80.9%	93.3%	85.2%	99.4%	3,590,931	17.90

Delaware
Town Center and Other (2 properties)	Lowes, Bed Bath & Beyond, Target	2003	100.0%	—	751,455	48,608	800,063	—%	94.2%	91.4%	94.0%	94.0%	12,783,419	17.00
Market Square Shopping Center	Trader Joe's, TJ Maxx	2003	100.0%	—	42,850	59,197	102,047	—%	100.0%	95.5%	97.4%	100.0%	3,171,271	31.91
Naamans Road	—	2006	100.0%	—	—	19,850	19,850	—%	—%	30.1%	30.1%	63.9%	433,785	72.60

Pennsylvania
Mark Plaza	Kmart	1993	100.0%	—	104,956	1,900	106,856	—%	100.0%	100.0%	100.0%	100.0%	246,274	2.30
Plaza 422	Home Depot	1993	100.0%	—	139,968	16,311	156,279	—%	100.0%	100.0%	100.0%	100.0%	909,901	5.82
Chestnut Hill	—	2006	100.0%	—	—	36,492	36,492	—%	—%	100.0%	100.0%	100.0%	961,735	26.35
Abington Towne Center [5]	Target, TJ Maxx	1998	100.0%	—	184,616	32,255	216,871	—%	100.0%	100.0%	100.0%	100.0%	1,309,005	22.09

Total Suburban Properties				—	2,964,680	1,095,276	4,059,956	—%	93.0%	82.6%	90.2%	95.0%	$63,314,867	$18.45

Acadia Share Total Suburban Properties				—	2,861,289	1,039,723	3,901,012	—%	94.5%	84.0%	91.7%	95.4%	$60,445,153	$18.08

Total Core Properties				1,183,845	3,149,199	1,361,229	5,694,273	83.7%	93.4%	82.7%	88.8%	93.4%	$158,343,126	$32.77

Acadia Share Total Core Properties				985,717	3,045,808	1,292,456	5,323,981	85.8%	94.8%	84.0%	90.5%	94.1%	$144,768,593	$31.55

__________

1.
Excludes properties under development, redevelopment and pre-stabilized, see “Development and Redevelopment Activity” page of this Supplemental Report. The above occupancy and rent amounts do not include space which is currently leased, other than "leased occupancy," but for which rent payment has not yet commenced.
2.
Represents the annual base rent paid to Acadia pursuant to a master lessee and does not reflect the rent paid by the retail tenants at the property.
3.
Excludes 94,000 square feet of office GLA.
4.
Anchor GLA includes a 97,300 square foot Wal-Mart store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.
5.
Anchor GLA includes a 157,616 square foot Target store which is not owned by the Company. This square footage has been excluded for calculating annualized base rent per square foot.

30

Core Portfolio – Top Tenants [1]
Supplemental Report – June 30, 2022	(Pro Rata Basis)

	Number of	Combined		Percentage of Total
Tenant	Stores	GLA	ABR	GLA	ABR

Target	3	408,895	$8,126,134	7.7%	5.6%
Walgreens	6	95,189	4,197,379	1.8%	2.9%
Bed, Bath, and Beyond [2]	3	172,432	3,942,421	3.2%	2.7%
Royal Ahold [3]	3	155,461	3,475,460	2.9%	2.4%
TJX Companies [4]	8	229,043	2,765,292	4.3%	1.9%
PetSmart, Inc.	4	55,867	2,759,637	1.0%	1.9%
Verizon	2	26,054	2,754,366	0.5%	1.9%
Lululemon	2	7,533	2,541,414	0.1%	1.8%
LA Fitness International LLC	2	100,000	2,524,787	1.9%	1.7%
Fast Retailing [5]	2	32,013	2,369,223	0.6%	1.6%
Trader Joe's	3	40,862	2,357,003	0.8%	1.6%
Gap [6]	3	44,895	2,157,532	0.8%	1.5%
Albertsons Companies[7]	2	123,409	1,980,640	2.3%	1.4%
Bob's Discount Furniture	2	68,793	1,843,336	1.3%	1.3%
Tapestry[8]	2	4,250	1,686,218	0.1%	1.2%
Watches of Switzerland[9]	2	13,863	1,624,974	0.3%	1.1%
Ulta Salon Cosmetic & Fragrance	3	31,497	1,550,757	0.6%	1.1%
Dick's Sporting Goods, Inc	2	98,805	1,519,874	1.9%	1.0%
JP Morgan Chase	6	21,721	1,446,408	0.4%	1.0%
Citibank	4	16,160	1,337,924	0.3%	0.9%
TOTAL	64	1,746,742	$52,960,779	32.8%	36.5%

__________

1.
Does not include tenants that operate at only one Acadia Core location
2.
Bed Bath and Beyond (2 locations), Christmas Tree Shops (1 location)
3.
Stop and Shop (3 locations)
4.
TJ Maxx (5 locations), HomeGoods (2 locations), Marshalls (1 location)
5.
Uniqlo (1 location), Theory (1 location)
6.
Old Navy (2 locations), Banana Republic (1 location)
7.
Shaw’s (2 locations)
8.
Kate Spade (2 locations)
9.
Grand Seiko (1 location), Betteridge Jewelers (1 location)

31

Core Portfolio – Lease Expirations
Supplemental Report – June 30, 2022	(Pro Rata Basis)

	Street Tenants					Anchor Tenants
		GLA		ABR			GLA		ABR
	Leases	Expiring	Percent		Percent	Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total
M to M [1]	2	7,430	0.9%	$51.51	0.5%	—	—	—%	$—	—%
2022	3	5,510	0.7%	176.29	1.4%	1	55,000	2.1%	27.01	3.7%
2023	26	152,872	18.1%	83.81	17.9%	5	172,255	6.5%	14.98	6.4%
2024	19	73,963	8.8%	87.87	9.1%	14	523,842	19.9%	14.45	18.9%
2025	26	81,922	9.7%	121.97	14.0%	10	391,435	14.9%	19.63	19.2%
2026	27	74,299	8.8%	137.30	14.3%	10	444,889	16.9%	10.93	12.1%
2027	13	23,176	2.7%	104.36	3.4%	2	74,188	2.8%	15.37	2.8%
2028	12	52,358	6.2%	105.10	7.7%	7	436,997	16.6%	11.11	12.1%
2029	16	43,386	5.1%	91.63	5.6%	5	182,205	6.9%	16.04	7.3%
2030	9	71,456	8.5%	60.05	6.0%	—	—	—%	—	—%
2031	7	41,177	4.9%	68.80	4.0%	2	50,566	1.9%	13.94	1.8%
Thereafter	17	217,733	25.6%	53.48	16.1%	7	302,538	11.5%	20.88	15.7%
Total	177	845,282	100.0%	$84.62	100.0%	63	2,633,915	100.0%	$15.15	100.0%

Anchor GLA Owned by Tenants		—					254,916
Total Vacant		140,435					156,977
Total Square Feet		985,717					3,045,808

	Shop Tenants					Total Tenants
		GLA		ABR			GLA		ABR
	Leases	Expiring	Percent		Percent	Leases	Expiring	Percent		Percent
Year	Expiring	SF	of Total	PSF	of Total	Expiring	SF	of Total	PSF	of Total
M to M [1]	1	1,400	0.1%	$24.40	0.1%	3	8,830	0.2%	$47.21	0.3%
2022	10	27,069	2.5%	30.28	2.5%	14	87,579	1.9%	37.41	2.3%
2023	40	128,186	11.8%	29.88	11.6%	71	453,313	9.9%	42.41	13.3%
2024	34	146,706	13.5%	25.26	11.2%	67	744,511	16.3%	23.87	12.3%
2025	34	115,664	10.7%	28.52	10.0%	70	589,021	12.9%	35.61	14.5%
2026	36	137,392	12.7%	25.37	10.5%	73	656,580	14.4%	28.25	12.8%
2027	32	119,433	11.0%	35.19	12.7%	47	216,797	4.7%	35.80	5.4%
2028	23	106,276	9.8%	37.50	12.0%	42	595,631	13.0%	24.08	9.9%
2029	13	42,281	3.9%	29.16	3.7%	34	267,872	5.9%	30.36	5.6%
2030	12	35,348	3.3%	34.04	3.6%	21	106,804	2.3%	51.44	3.8%
2031	17	86,237	7.9%	28.79	7.5%	26	177,980	4.0%	33.83	4.2%
Thereafter	29	139,157	12.8%	34.81	14.6%	53	659,428	14.5%	34.59	15.6%
Total	281	1,085,149	100.0%	$30.53	100.0%	521	4,564,346	100.0%	$31.55	100.0%

Anchor GLA Owned by Tenants		—					254,916
Total Vacant		207,307					504,719
Total Square Feet		1,292,456					5,323,981

_________

1. Leases currently under month to month or in process of renewal

32

Core Portfolio – New and Renewal Rent Spreads [1]
Supplemental Report – June 30, 2022

	Quarter Ended				Year to Date
	March 31, 2022		June 30, 2022		June 30, 2022
	GAAP [2]	Cash [3]	GAAP [2]	Cash [3]	GAAP [2]	Cash [3]
New Leases
Number of new leases executed	4	4	2	2	6	6
GLA	12,970	12,970	11,000	11,000	23,970	23,970
New base rent	$37.83	$34.10	$113.70	$99.38	$72.65	$64.06
Previous base rent	$34.75	$35.01	$98.17	$99.15	$63.85	$64.44
Average cost per square foot	$42.51	$42.51	$161.05	$161.05	$96.91	$96.91
Weighted Average Lease Term (years)	12.0	12.0	11.8	11.8	11.9	11.9
Percentage growth in base rent	8.9%	(2.6)%	15.8%	0.2%	13.8%	(0.6)%

Renewal Leases
Number of renewal leases executed	21	21	12	12	33	33
GLA	284,858	284,858	71,026	71,026	355,884	355,884
New base rent	$32.60	$32.29	$45.44	$44.21	$35.16	$34.67
Expiring base rent	$29.45	$29.81	$39.43	$41.79	$31.44	$32.20
Average cost per square foot	$21.29	$21.29	$6.34	$6.34	$18.31	$18.31
Weighted Average Lease Term (years)	5.8	5.8	5.1	5.1	5.7	5.7
Percentage growth in base rent	10.7%	8.3%	15.2%	5.8%	11.8%	7.7%

Total New and Renewal Leases
Number of new and renewal leases executed	25	25	14	14	39	39
GLA commencing	297,828	297,828	82,026	82,026	379,854	379,854
New base rent	$32.83	$32.37	$54.59	$51.61	$37.53	$36.52
Expiring base rent	$29.68	$30.04	$47.31	$49.48	$33.49	$34.23
Average cost per square foot	$22.21	$22.21	$27.09	$27.09	$23.27	$23.27
Weighted Average Lease Term (years)	6.1	6.1	6.0	6.0	6.1	6.1
Percentage growth in base rent	10.6%	7.8%	15.4%	4.3%	12.1%	6.7%

__________

1.
Based on lease execution dates. Does not include leased square footage and costs related to first generation space and the Company's major redevelopment projects; renewal leases include exercised options.
2.
Rents are calculated on a straight-line ("GAAP") basis and do not incorporate above- or below-market lease adjustments.
3.
Rents have not been calculated on a straight-line basis. Previous/expiring rent is that as of time of expiration and includes any percentage rent paid as well. New rent is that which is paid at commencement.

33

Core Portfolio – Capital Expenditures
Supplemental Report – June 30, 2022

	Quarter Ended		Year to Date
	March 31, 2022	June 30, 2022	June 30, 2022	December 31, 2021
Leasing Commissions	$1,053	$1,057	$2,110	$2,360
Tenant Improvements	3,403	2,250	5,653	10,059
Maintenance Capital Expenditures	638	2,049	2,687	4,060
Total Capital Expenditures	$5,094	$5,356	$10,450	$16,479

34

Fund Overview
Supplemental Report – June 30, 2022

I. KEY METRICS	Fund I		Fund II		Fund III		Fund IV		Fund V		Total
General Information:
Vintage	Sep-2001		Jun-2004		May-2007		May-2012		Aug-2016
Fund Size	$90.0	Million	$300.0	Million	$502.5	Million	$540.6	Million	$520.0	Million	$1,953.1	Million
Acadia's Commitment	$20.0	Million	$120.0	Million	$123.3	Million	$125.0	Million	$104.5	Million	$492.8	Million
Acadia's Pro Rata Share	22.2%		40.0%		24.5%		23.1%		20.1%		25.2%
Acadia's Promoted Share [1]	37.8%		52.0%		39.6%		38.5%		36.1%		40.2%
Preferred Return	9.0%		8.0%		6.0%		6.0%		6.0%		6.4%

Current-Quarter, Fund-Level Information:
Cumulative Contributions [2]	$86.6	Million	$385.3	Million	$448.1	Million	$488.1	Million	$347.9	Million	$1,756.1	Million
Cumulative Net Distributions [3]	$195.4	Million	$172.1	Million	$601.5	Million	$212.4	Million	$71.7	Million	$1,253.0	Million
Net Distributions/Contributions	225.6%		44.7%		134.2%		43.5%		20.6%		71.4%
Unfunded Commitment [4]	$0.0	Million	$0.0	Million	$1.9	Million	$41.9	Million	$172.1	Million	$215.8	Million
Acquisition Dry Powder [5]	N/A		N/A		N/A		N/A		$104.0	Million	$70.8	Million
Investment Period Closes	Closed		Closed		Closed		Closed		Aug-2022
Currently in a Promote Position? (Yes/No)	No		No		No		No		No

II. FEES & PRIORITY DISTRIBUTIONS EARNED BY ACADIA

Type:	Applicable to		Description
Asset Management [6]	Fund I & II		1.0% in 2021, 0.75% in 2022, 0% in 2023
Asset Management	Fund III		Currently 0%
Asset Management [6]	Fund IV		1.5% of Implied Capital during the investment period; 1.25% of Implied Capital post-investment period
Asset Management [7]	Fund V

1.5% of Implied Capital for Year 1-4 of the investment period; 1.5% of Allocated Capital Commitments for Year 5 of the investment period (August 26, 2020-August 25, 2021); 1.0% of Allocated Capital Commitments for Year 6 of the investment period (August 26, 2021-August 25, 2022); 1.25% of Implied Capital post-investment period

Property Management	All funds		4.0% of gross property revenues
Leasing	All funds		Market-rate leasing commissions
Construction/Project Management	All funds		Market-rate fees
Development	Fund III, IV & V		3.0% of total project costs

__________

1.
Acadia's "Promoted Share" reflects Acadia's share of fund profits once all partners (including Acadia) have received a return of their cumulative contributions plus their cumulative preferred return. Acadia's Promoted Share equals a 20% promote plus Acadia's pro rata share of the remaining 80%.
2.
With regard to Fund II, the additional contributions over original Fund Size reflects prior-period distributions that were re-contributed to the Fund during 2016, 2020 and 2021 to fund the on-going redevelopment of existing Fund II investments.
3.
Net of fees and promote. Fund I has made its final distribution and was fully liquidated in 2018.
4.
Unfunded Commitments are set aside to complete leasing and development at existing fund investments and to make new Fund V investments. The Unfunded Commitment will not equal Fund Size less Cumulative Contributions in those instances where certain fund distributions have been marked as recallable or where the fund has released commitments due to, among other reasons, the closing of the fund's investment period or accelerated asset sales.
5.
Unfunded Commitments available to deploy into new unidentified investments.
6.
Implied Capital is Fund Size less capital attributed to sold investments or released. Post-investment period, Fund IV Implied Capital also excludes $41.9 million of general reserves.
7.
Implied Capital is Fund Size less capital attributed to sold investments or released. Allocated Capital Commitments are computed as the Fund Size less Acquisition Dry Powder.

35

Fund Portfolio Retail Properties – Detail [1]
Supplemental Report – June 30, 2022

		Year	Fund	Gross Leasable Area				In Place Occupancy				Leased	Annualized
Property	Key Tenants	Acquired	Ownership %	Street	Anchors	Shops	Total	Street	Anchors	Shops	Total	Occupancy	Base Rent (ABR)	ABR PSF

Fund II Portfolio Detail

NEW YORK
New York
City Point	Target, Basis Schools, Alamo Drafthouse	2007	94.2%	—	352,201	188,869	541,070	—%	64.3%	26.1%	51.0%	75.0%	$9,955,623	$36.11

Total - Fund II				—	352,201	188,869	541,070	—%	64.3%	26.1%	51.0%	75.0%	$9,955,623	$36.11

Fund III Portfolio Detail

NEW YORK
New York
640 Broadway	Swatch	2012	100.0%	4,637	—	—	4,637	91.6%	—%	—%	91.6%	91.6%	$1,052,453	$247.81

Total - Fund III				4,637	—	—	4,637	91.6%	—%	—%	91.6%	91.6%	$1,052,453	$247.81

Fund IV Portfolio Detail

NEW YORK
New York
801 Madison Avenue	─	2015	100.0%	2,522	—	—	2,522	—%	—%	—%	—%	—%	$—	$—
210 Bowery	─	2012	100.0%	2,538	—	—	2,538	—%	—%	—%	—%	—%	—	—
27 East 61st Street	─	2014	100.0%	4,177	—	—	4,177	—%	—%	—%	—%	—%	—	—
17 East 71st Street	The Row	2014	100.0%	8,432	—	—	8,432	82.2%	—%	—%	82.2%	82.2%	1,832,345	264.33
1035 Third Avenue [2]	─	2015	100.0%	7,634	—	—	7,634	100.0%	—%	—%	100.0%	100.0%	1,265,746	165.80

New Jersey
Paramus Plaza	Ashley Furniture, Marshalls	2013	50.0%	—	87,539	65,955	153,494	—%	100.0%	100.0%	100.0%	100.0%	3,233,834	21.07

BOSTON
Massachusetts
Restaurants at Fort Point	─	2016	100.0%	15,711	—	—	15,711	100.0%	—%	—%	100.0%	100.0%	1,030,234	65.57

Rhode Island
650 Bald Hill Road	Dick's Sporting Goods, Burlington Coat Factory	2015	90.0%	—	55,000	105,448	160,448	—%	100.0%	77.7%	85.4%	85.4%	2,052,672	14.99

MID-ATLANTIC
Virginia
Promenade at Manassas	Home Depot	2013	98.6%	—	209,356	71,404	280,760	—%	100.0%	100.0%	100.0%	100.0%	3,686,092	13.13

Delaware
Eden Square	Giant Food, LA Fitness	2014	98.6%	—	116,003	113,933	229,936	—%	100.0%	79.8%	90.0%	93.4%	3,274,283	15.82

SOUTHEAST
Georgia
Broughton Street Portfolio (13 properties)	H&M, Lululemon, Kendra Scott, Starbucks	2014	100.0%	95,201	—	—	95,201	89.4%	—%	—%	89.4%	94.3%	3,077,289	36.16

Fund Portfolio Retail Properties – Detail [1]
Supplemental Report – June 30, 2022

North Carolina
Wake Forest Crossing	Lowe's, TJ Maxx	2016	100.0%	—	113,353	88,972	202,325	—%	100.0%	97.3%	98.8%	99.4%	3,183,396	15.92

WEST
California
146 Geary Street	─	2015	100.0%	11,436	—	—	11,436	—%	—%	—%	—%	—%	—	—
Union and Fillmore Collection (3 properties)	Eileen Fisher, Bonobos	2015	90.0%	7,148	—	—	7,148	77.9%	—%	—%	77.9%	77.9%	632,195	113.60

Total - Fund IV				154,799	581,251	445,712	1,181,762	78.1%	100.0%	89.0%	93.0%	94.2%	$23,268,086	$21.17

Fund V Portfolio Detail

SOUTHWEST
New Mexico
Plaza Santa Fe	TJ Maxx, Best Buy, Ross Dress for Less	2017	100.0%	—	153,983	70,169	224,152	—%	100.0%	91.5%	97.3%	97.3%	$3,988,358	$18.28

Texas
Wood Ridge Plaza	Kirkland's, Office Depot	2022	90.0%	—	—	211,183	211,183	—%	—%	84.7%	84.7%	84.7%	3,709,902	20.75
La Frontera Plaza	Kohl's, Hobby Lobby	2022	90.0%	—	203,500	330,930	534,430	—%	100.0%	81.8%	88.7%	92.6%	6,519,345	13.75

MIDWEST
Michigan
New Towne Plaza	Kohl's, Jo-Ann's, DSW	2017	100.0%	—	145,389	45,141	190,530	—%	100.0%	89.8%	97.6%	100.0%	2,243,651	12.07
Fairlane Green	TJ Maxx, Michaels	2017	100.0%	—	109,952	160,235	270,187	—%	74.5%	82.0%	78.9%	91.2%	4,332,766	20.32

NORTHEAST
Maryland
Frederick County (2 properties)	Kohl's, Best Buy, Ross Dress for Less	2019	90.0%	—	251,988	278,778	530,766	—%	100.0%	76.1%	87.4%	91.0%	6,774,430	14.60

Connecticut
Tri-City Plaza	TJ Maxx, HomeGoods, ShopRite	2019	90.0%	—	129,940	172,948	302,888	—%	100.0%	79.9%	88.5%	91.5%	3,808,260	14.20

New Jersey
Midstate	ShopRite, Best Buy, DSW, PetSmart	2021	100.0%	—	253,779	131,337	385,116	—%	90.5%	70.8%	83.8%	83.8%	6,217,529	19.26

Pennsylvania
Monroe Marketplace	Kohl's, Dick's Sporting Goods, Giant Food	2021	100.0%	—	263,376	108,276	371,652	—%	100.0%	100.0%	100.0%	100.0%	4,231,262	11.39

Rhode Island
Lincoln Commons	Stop and Shop, Marshalls, HomeGoods	2019	100.0%	—	194,470	267,551	462,021	—%	100.0%	69.9%	82.6%	82.6%	5,096,337	13.36

SOUTHEAST
Virginia
Landstown Commons	Best Buy, Burlington Coat Factory, Ross Dress for Less	2019	100.0%	—	87,883	305,219	393,102	—%	100.0%	85.9%	89.0%	91.6%	7,396,040	21.13

Florida
Palm Coast Landing	TJ Maxx, PetSmart, Ross Dress for Less	2019	100.0%	—	73,241	98,558	171,799	—%	100.0%	94.6%	96.9%	96.9%	3,419,681	20.55

37

Fund Portfolio Retail Properties – Detail [1]
Supplemental Report – June 30, 2022

North Carolina
Hickory Ridge	Kohl's, Best Buy, Dick's	2017	100.0%	—	266,584	113,981	380,565	—%	100.0%	100.0%	100.0%	100.0%	4,726,781	12.42

Alabama
Trussville Promenade	Wal-Mart, Regal Cinemas	2018	100.0%	—	366,010	97,671	463,681	—%	100.0%	73.0%	94.3%	95.1%	4,473,579	10.23

Georgia
Canton Marketplace	Dick's, TJ Maxx, Best Buy	2021	100.0%	—	132,569	219,409	351,978	—%	100.0%	82.6%	89.1%	90.2%	5,414,890	17.26
Hiram Pavilion	Kohl's, HomeGoods	2018	100.0%	—	209,423	153,252	362,675	—%	100.0%	98.6%	99.4%	99.4%	4,546,365	12.61

WEST
California
Elk Grove Commons	Kohl's, HomeGoods	2018	100.0%	—	132,489	109,589	242,078	—%	100.0%	88.8%	94.9%	99.1%	4,878,354	21.23

Utah
Family Center at Riverdale	Target, Sportman's Warehouse	2019	89.4%	—	256,673	115,709	372,382	—%	80.5%	97.7%	85.9%	98.0%	3,349,795	10.48

Total - Fund V				—	3,231,249	2,989,936	6,221,185	—%	96.8%	83.9%	90.6%	93.2%	$85,127,325	$15.10

TOTAL FUND PROPERTIES				159,436	4,164,701	3,624,517	7,948,654	78.5%	94.5%	81.5%	88.3%	92.1%	$119,403,487	$17.02

Acadia Share of Total Fund Properties				36,730	887,123	742,267	1,666,121	78.6%	92.5%	78.9%	86.1%	91.1%	$25,555,533	$17.81

__________

1. Excludes properties under development, see “Development and Redevelopment Activity” page of this Supplemental Report. The above occupancy and rent amounts do not include space which is currently leased, other than "leased occupancy," but for which rent payment has not yet commenced. Residential and office GLA is excluded.

2. Property also includes 12,371 sf of 2nd floor office space and 29,760 sf parking garage (131 spaces).

38

Fund Lease Expirations
Supplemental Report – June 30, 2022	(Pro Rata Basis)

	FUND II						FUND III
		GLA			ABR			GLA			ABR
	Leases	Expiring	Percent			Percent	Leases	Expiring	Percent			Percent
Year	Expiring	SF	of Total	Amount	PSF	of Total	Expiring	SF	of Total	Amount	PSF	of Total
M to M [1]	—	—	—%	$—	$—	—%	—	—	—%	$—	$—	—%
2022	—	—	—%	—	—	—%	—	—	—%	—	—	—%
2023	—	—	—%	—	—	—%	1	159	15.3%	64,321	404.53	24.9%
2024	—	—	—%	—	—	—%	—	—	—%	—	—	—%
2025	—	—	—%	—	—	—%	—	—	—%	—	—	—%
2026	1	926	0.9%	100,645	108.69	2.7%	—	—	—%	—	—	—%
2027	—	—	—%	—	—	—%	—	—	—%	—	—	—%
2028	2	8,402	8.1%	553,001	65.82	14.7%	1	306	29.4%	72,073	235.53	28.0%
2029	1	358	0.3%	69,839	195.08	1.9%	—	—	—%	—	—	—%
2030	—	—	—%	—	—	—%	1	177	17.0%	39,664	224.09	15.4%
2031	—	—	—%	—	—	—%	1	226	21.7%	49,453	218.82	19.2%
Thereafter	7	94,261	90.7%	3,029,785	32.14	80.7%	1	173	16.6%	32,340	186.94	12.5%
Total	11	103,947	100.0%	$3,753,270	$36.11	100.0%	5	1,041	100.0%	$257,851	$247.81	100.0%

		100,036	Total Vacant					95	Total Vacant
		203,983	Total Square Feet					1,136	Total Square Feet

	FUND IV						FUND V
		GLA			ABR			GLA			ABR
	Leases	Expiring	Percent			Percent	Leases	Expiring	Percent			Percent
Year	Expiring	SF	of Total	Amount	PSF	of Total	Expiring	SF	of Total	Amount	PSF	of Total
M to M [1]	—	—	—%	$—	$—	—%	13	5,902	0.5%	$111,446	$18.88	0.7%
2022	2	1,144	0.5%	19,199	16.78	0.4%	15	11,607	1.1%	248,395	21.40	1.5%
2023	9	3,619	1.6%	111,979	30.94	2.3%	70	81,706	7.4%	1,558,234	19.07	9.4%
2024	5	2,006	0.9%	52,948	26.39	1.1%	83	170,598	15.5%	2,617,900	15.35	15.7%
2025	17	17,427	7.5%	764,577	43.87	15.5%	78	185,502	16.9%	2,663,378	14.36	16.0%
2026	23	33,702	14.6%	779,318	23.12	15.8%	76	96,915	8.8%	1,877,294	19.37	11.3%
2027	18	22,061	9.5%	447,071	20.27	9.1%	52	132,897	12.1%	1,727,265	13.00	10.4%
2028	8	6,175	2.7%	183,209	29.67	3.7%	28	75,779	6.9%	1,283,244	16.93	7.7%
2029	10	42,053	18.2%	728,594	17.33	14.8%	27	71,498	6.5%	844,724	11.81	5.1%
2030	3	4,912	2.1%	87,865	17.89	1.8%	27	76,460	7.0%	1,033,550	13.52	6.2%
2031	11	47,319	20.4%	694,795	14.68	14.3%	28	63,204	5.8%	1,024,479	16.21	6.2%
Thereafter	16	51,057	22.0%	1,050,851	20.58	21.2%	31	126,452	11.5%	1,634,099	12.92	9.8%
Total	122	231,475	100.0%	$4,920,404	$21.26	100.0%	528	1,098,520	100.0%	$16,624,008	$15.13	100.0%

		18,473	Total Vacant					112,533	Total Vacant
		249,948	Total Square Feet					1,211,053	Total Square Feet
__________

1. Leases currently under month to month or in process of renewal

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Development and Redevelopment Activity
Supplemental Report – June 30, 2022

				Est. SQFT				Acquisition & Development Costs [1]
Property	Ownership [1]	Location	Estimated Stabilization	Upon Completion	Occupied/ Leased Rate	Key Tenants	Description	Incurred [2]	Estimated Future Range			Estimated Total Range
Development:
CORE
1238 Wisconsin	80.0%	Washington DC	2023	29,000	0%/14%	Wolford	Redevelopment/addition to existing building with ground level retail, upper floor office and residential units upon completion. Discretionary spend upon securing tenant(s)	$12.4	$20.3	to	$21.1	$32.7	to	$33.5
Henderson - Development 1 & 2	100.0%	Dallas, TX	TBD	160,000	—	TBD	Ground up development for mixed-use street-level retail spaces and upper level office spaces.	$9.7	TBD		TBD	TBD		TBD

FUND III
Broad Hollow Commons	100.0%	Farmingdale, NY	TBD	TBD	—	TBD	Discretionary spend upon securing necessary approvals and tenant(s) for lease up	24.9	25.1	to	35.1	50.0	to	60.0

FUND IV
717 N. Michigan Avenue	100.0%	Chicago, IL	2025	62,000	14%/14%	TBD	Discretionary spend upon securing tenant(s) for lease up	116.5	12.0	to	19.5	128.5	to	136.0
								$163.5	$57.4		$75.7	$211.2		$229.5
Major Redevelopment:

CORE
City Center	100.0%	San Francisco, CA	2024	241,000	75%/99%	Target, Whole Foods, PetSmart	Ground up development of pad sites and street level retail and re-tenanting/redevelopment for Whole Foods	$202.3	$7.7	to	$10.7	$210.0	to	$213.0
555 9th Street	100.0%	San Francisco, CA	TBD	149,000	69%/69%	TBD	Re-tenanting and potential split of former 46,000 square foot Nordstrom; façade upgrade and possible vertical expansion	—	TBD	to	TBD	TBD	to	TBD
651-671 West Diversey	100.0%	Chicago, IL	TBD	46,000	86%/86%	TBD	'Discretionary spend for future re-tenanting and re-configuration of approximately 30,000 sf.	—	TBD		TBD	TBD		TBD
Route 6 Mall	100.0%	Honesdale, PA	TBD	TBD	26%/26%	TBD	Discretionary spend for re-tenanting former 120,000 square foot Kmart anchor space once tenant(s) are secured	—	6.0	to	9.0	6.0	to	9.0
Mad River	100.0%	Dayton, OH	TBD	TBD	48%/48%	TBD	Discretionary spend for the re-tenanting former 33,000 square foot Babies R Us space once tenant(s) are secured	—	1.9	to	2.3	1.9	to	2.3
								$202.3	$15.6		$22.0	$217.9		$224.3

_________

40

Development and Redevelopment Activity
Supplemental Report – June 30, 2022

__________

1.
Ownership percentages and costs represent the Core or Fund level ownership and not Acadia’s pro rata share.
2.
Incurred amounts include costs associated with the initial carrying value. Refer to “ Net Asset Valuation Information ” for pro-rata costs incurred. Reconciles to Consolidated Balance Sheet at June 30, 2022 as follows:

Development costs above	$163.5
Unconsolidated projects (a)	(12.4)
Projects in redevelopment or partial development (b)	75.0
Deferred costs and other amounts	(5.7)
Impairment charges taken	(17.4)
Total per consolidated balance sheet	$203.0

(a)
Relates to 1238 Wisconsin Avenue
(b)
Primarily relates to the portion of City Center that is still in Major Redevelopment. Total incurred amount of $202.3 reflects the historical carrying value of the entire property (including its initial acquisition cost).

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Important Notes
Supplemental Report – June 30, 2022

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this supplemental disclosure may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934 and as such may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements, which are based on certain assumptions and describe the Company’s future plans, strategies and expectations are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative thereof or other variations thereon or comparable terminology. Factors which could have a material adverse effect on the operations and future prospects of the Company include, but are not limited to those set forth under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K. These risks and uncertainties should be considered in evaluating any forward-looking statements contained or incorporated by reference herein.

USE OF FUNDS FROM OPERATIONS AS NON-GAAP FINANCIAL MEASURE

The Company considers funds from operations (“FFO”) as defined by the National Association of Real Estate Investment Trusts (“NAREIT”) to be an appropriate supplemental disclosure of operating performance for an equity REIT due to its widespread acceptance and use within the REIT and analyst communities. FFO is presented to assist investors in analyzing the performance of the Company. It is helpful as it excludes various items included in net income that are not indicative of the operating performance, such as gains (or losses) from sales of property and depreciation and amortization. Consistent with the NAREIT definition, the Company defines FFO as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciated property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Also consistent with NAREIT’s definition of FFO, the Company has elected to include gains and losses incidental to its main business (including those related to its RCP investments such as Albertsons) in FFO.

The Company also provides another supplemental disclosure of operating performance, adjusted funds from operations (“AFFO”). The Company defines AFFO as FFO adjusted for straight line rent, non-real estate depreciation, stock-based compensation, amortization of finance costs and costs of management contracts, tenant improvements, leasing commissions and capital expenditures.

The Company may also provide from time to time another supplemental disclosure of operating performance, FFO Before Special Items. The Company defines FFO Before Special Items as FFO adjusted for certain unusual items including charges, income and gains that management believes are not comparable and indicative of the results of the Company’s operating real estate portfolio.

It should be noted that the Company’s methods of calculating FFO, AFFO or FFO Before Special Items may be different from methods used by other REITs and, accordingly, may not be comparable to such metrics used by other REITs. FFO, AFFO and FFO Before Special Items do not represent cash generated from operations as defined by generally accepted accounting principles (“GAAP”) and are not indicative of cash available to fund all cash needs, including distributions. None of these measures should be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.

USE OF NON-GAAP FINANCIAL MEASURES

Non-GAAP financial measures such as EBITDA, NOI, Same-Property NOI and lease spreads are widely used financial measures in many industries, including the REIT industry, and are presented to assist investors and analysts in analyzing the performance of the Company. They are helpful as they exclude various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA as the sum of net income before extraordinary items plus interest expense, depreciation, income taxes and amortization, less any gains (losses including impairment charges) on the sale of income producing properties. The Company computes NOI by taking the difference between Property Revenues and Property Expenses as detailed in this reporting supplement. Same-Property NOI includes properties in our Core Portfolio that we owned for both the current and prior periods presented, but excludes those properties which we acquired, sold or expected to sell, and redeveloped during these periods. The Company’s method of calculating EBITDA, NOI and Same-Property NOI may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA, NOI and Same-Property NOI do not represent cash generated from operations as defined by GAAP and are not indicative of cash available to fund all cash needs, including distributions. They should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.

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